MORTGAGE AND SECURITY AGREEMENT

Date:                  June ______, 2007
                                        ------

Mortgagor:             165-25 147th Avenue, LLC, 49-19 Rockaway Beach Boulevard,
                       LLC, 85-01 24th Avenue, LLC, and 114-15 Guy Brewer
                       Boulevard, LLC

Mortgagor's            444 Merrick Road
                                       -
Notice Address:        Suite 370
                       Lynbrook, New York 11563

Mortgagee:             ING USA ANNUITY AND LIFE INSURANCE
                       COMPANY, ING LIFE INSURANCE AND ANNUITY
                       COMPANY, RELIASTAR LIFE INSURANCE
                       COMPANY AND SECURITY LIFE OF DENVER
                       INSURANCE COMPANY
                       (Hereinafter sometimes "Lender")

Mortgagee's            5780 Powers Ferry Road, NW
Notice Address:        Suite 300
                       Atlanta, Georgia 30327-4349
                       Attn.: Private Placements

Aggregate Amount of
Notes:                 $1,000,000.00

Premises:


Address                                                           County            Block(s)         Lot(s)
----------------------------------------------------------------  ----------------- ---------------- ------------------------------
165-25 147th Avenue, Jamaica, New York                            Queens            13296            7, 14 & 101
                                                                                    13298            11
                                                                                    13302            171
----------------------------------------------------------------  ----------------- ---------------- ------------------------------
49-19 Rockaway Beach Boulevard, Averne, New York                  Queens            15855            1
                                                                                    15841            5, 7, 8, 10, 14 & 70
----------------------------------------------------------------  ----------------- ---------------- ------------------------------
85-01 24th Avenue, East Elmhurst, New York                        Queens            1081             1
----------------------------------------------------------------  ----------------- ---------------- ------------------------------
114-15 Guy Brewer Boulevard, Jamaica, New York                    Queens            12327            1, 8 & 30
----------------------------------------------------------------  ----------------- ---------------- ------------------------------



After recording, please return to:
Day Pitney LLP
242 Trumbull Street
Hartford, CT 06103-1212

Attention: Thomas Wildman, Esq.


                         MORTGAGE AND SECURITY AGREEMENT


     THIS MORTGAGE AND SECURITY AGREEMENT (this "Mortgage") is made as of June _____, 2007, by and between 165-25 147TH AVENUE, LLC, a New York limited liability company having an office at 444 Merrick Road, Suite 370, Lynbrook, New York 11563 ("147th Avenue"), 49-19 ROCKAWAY BEACH BOULEVARD, LLC, a New York limited liability company having an office at 444 Merrick Road, Suite 370, Lynbrook, New York 11563 ("Rockaway Beach"), 85-01 24TH AVENUE, LLC, a New York limited liability company having an office at 444 Merrick Road, Suite 370, Lynbrook, New York 11563 ("24th Avenue"), and 114-15 GUY BREWER BOULEVARD, LLC, a New York limited liability company having an office at 444 Merrick Road, Suite 370, Lynbrook, New York 11563 ("Guy Brewer" and collectively with 147th Avenue, Rockaway Beach, and 24th Avenue, "Mortgagor"), and ING USA ANNUITY AND LIFE INSURANCE COMPANY, ING LIFE INSURANCE AND ANNUITY COMPANY, RELIASTAR LIFE INSURANCE COMPANY AND SECURITY LIFE OF DENVER INSURANCE COMPANY, each having an office at 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349 (individually and collectively, "Lender", which term shall include other persons that may from time to time become a Lender under the Loan Agreement (as defined below)). As of even date herewith, Lender, Mortgagor and the other borrowers identified therein (collectively, the "Borrowers") have executed a certain Loan Agreement (the "Loan Agreement") pursuant to which Lender will make the following loans to Borrower: (i) a $1,000,000 mortgage loan (the "Mortgage Loan") in the principal amount of $1,000,000, which Mortgage Loan is secured by this Mortgage; and (ii) non-mortgage loans (the "Non-Mortgage Loans") in the maximum principal amount of $71,500,000, which Non-Mortgage Loans are not secured by this Mortgage.

                                GRANTING CLAUSES

     For good  and  valuable  consideration  and to  secure  the  payment  of an indebtedness in the principal sum of ONE MILLION and 00/100 Dollars ($1,000,000.00) lawful money of the United States, to be paid according to those certain Mortgage Notes of even date herewith from Borrowers to Lender in said principal sum and by this reference made a part hereof (said Mortgage Notes, as the same may hereafter be amended, modified, consolidated or extended, the "Mortgage Notes"), together with all other obligations and liabilities due or to become due to Lender, all amounts, sums and expenses paid hereunder by or payable to Lender according to the terms hereof, and all other covenants, obligations and liabilities of Borrower under the Mortgage Notes, this Mortgage and the Assignment (hereinafter defined) (all of the foregoing instruments, collectively, the "Loan Documents"), and together with all interest on said indebtedness, obligations, liabilities, amounts, sums, Advances (as hereinafter defined) and expenses (all of the foregoing, collectively, the "Indebtedness"), Mortgagor has created a security interest in and mortgaged, warranted, granted, bargained, sold, conveyed, assigned, pledged, transferred and set over, and does by these presents create a security interest in and MORTGAGE, WARRANT, GRANT, BARGAIN, SELL, CONVEY, ASSIGN, PLEDGE, TRANSFER AND SET OVER unto Lender, its successors and assigns forever, WITH MORTGAGE COVENANTS the following property:

The parcel or parcels of land described in Schedules A-1 through A-4 attached hereto and by this reference made a part hereof (the "Land");

TOGETHER with the buildings, foundations, structures and improvements (including fixtures) now or hereafter located on or in the Land (collectively, the "Improvements");

TOGETHER with all right, title and interest, if any, of Mortgagor in and to the streets and roads, opened or proposed, abutting the Land, all strips and gores within or adjoining the Land, the air space and right to use the air space above the Land, all rights of ingress and egress to and from the Land, all easements, rights of way, reversions, remainders, estates, rights, titles, interests, privileges, servitudes, tenements, hereditaments, and appurtenances now or hereafter affecting the Land or the Improvements, all royalties and rights and privileges appertaining to the use and enjoyment of the Land or the Improvements, including all air, lateral support, streets, alleys, passages, vaults, drainage, water, oil, gas and mineral rights, development rights, all options to purchase or lease, and all other interests, estates or claims, in law or in equity, which Mortgagor now has or hereafter may acquire in or with respect to the Land or the Improvements (collectively, the "Appurtenances");

The Land, the Improvements and the Appurtenances are hereinafter sometimes collectively referred to as the "Premises";

TOGETHER with all equipment, fittings, furniture, furnishings, appliances, apparatus, and machinery in which Mortgagor now or hereafter has a possessory or title interest and now or hereafter installed in or located upon the Premises and all building materials, supplies and equipment now or hereafter delivered to the Premises and intended to be installed therein or located thereon; all fixtures, other goods and personal property of whatever kind and nature now contained on or in or hereafter placed on or in the Premises and used or to be used in connection with the letting or operation thereof, in which Mortgagor now has or hereafter may acquire a possessory or title interest (but specifically excluding inventory) and all renewals or replacements of any of the foregoing property or articles in substitution thereof (collectively, the "Equipment");

TOGETHER with all right, title and interest of Mortgagor in and under all present or future accounts, escrows, documents, instruments, chattel paper, and general intangibles, as the foregoing terms are defined in the Code (hereinafter defined), and all contract rights, including, without limitation, casualty insurance policies and liability insurance policies (irrespective of whether such policies are required to be obtained or maintained in force pursuant to this Mortgage or other Loan Documents), trade names, trademarks, servicemarks, logos, copyrights, goodwill, franchises, books, records, plans, specifications, permits, licenses, approvals, actions and causes of action which now or hereafter relate to, are derived from or are used in connection with the Premises or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (collectively, the "Intangibles");

TOGETHER with all right, title and interest of Mortgagor in and under all leases, lettings, tenancies and licenses of the Premises or any part thereof now or hereafter entered into and all amendments, extensions, renewals and guaranties thereof, all security therefor, and all moneys payable thereunder, including without limitation, the leases described on Schedules B-1 through B-4 attached hereto and by this reference made a part hereof (collectively, the "Leases");

TOGETHER with all rents, income, accounts, receivables, issues, profits, security deposits and other benefits to which Mortgagor may now or hereafter be entitled from the Premises, the Equipment or the Intangibles or under or in connection with the Leases (collectively, the "Property Income"); and

TOGETHER with all proceeds, judgments, claims, compensation, awards of damages and settlements pertaining to or resulting from or in lieu of any condemnation or taking of the Mortgaged Property by eminent domain (including any additional amounts received by Mortgagor under the Leases in the event of a taking by the City of New York or any of its agencies or instrumentalities, or the Metropolitan Transportation Authority, or by the State of New York on behalf of the Metropolitan Transportation Authority) or any casualty loss or damage to the Mortgaged Property, the Leases or the Property Income, and including also, the right to assert, prosecute and settle claims arising out of or pertaining to such condemnation or taking or such casualty loss under insurance policies (or any self-insurance maintained in lieu of such insurance policies) and to apply for and receive payments of proceeds under such insurance policies (and any payments in respect of any self-insurance maintained in lieu of such insurance policies) and in any condemnation or taking, the right to apply for and receive all refunds with respect to the payment of property taxes and assessments and all other proceeds from the conversion, voluntary or involuntary, of the Mortgaged Property, the Leases or the Property Income, or any part thereof, into cash or liquidated claims. Collectively, all of the foregoing, are herein referred to as the "Proceeds," and are subject to the provisions of this Mortgage including without limitation Sections 2.04 and 2.05

The Equipment, the Intangibles, the Leases, the Property Income and the Proceeds are hereinafter sometimes collectively referred to as the "Collateral." The Premises and the Collateral are hereinafter sometimes collectively referred to as the "Mortgaged Property."

TO HAVE AND TO HOLD the Mortgaged Property, whether now or hereafter existing, together with all the rights, privileges and appurtenances to the same belonging, and with the possession and right of possession thereof, unto Lender and its successors and assigns forever, upon the terms, provisions and conditions hereinafter set forth, and each Mortgagor does hereby bind itself and its successors, legal assigns, representatives, and to warrant and forever defend all and singular the Mortgaged Property unto Lender and its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

For purposes of the MORTGAGE, WARRANT, GRANT, BARGAIN, SELL, CONVEY, ASSIGN, PLEDGE, TRANSFER AND SET OVER made to Lender herein, 147th Avenue is the owner and mortgagor of the Mortgaged Property located on the Land described in Schedule A-1 attached hereto, Rockaway Beach is the owner and mortgagor of the Mortgaged Property located on the Land described in Schedule A-2 attached hereto, 24th Avenue is the owner and mortgagor of the Mortgaged Property located on the Land described in Schedule A-3 attached hereto, and Guy Brewer is the owner and mortgagor of the Mortgaged Property located on the Land described in Schedule A-4 attached hereto.


                                    ARTICLE I
                               Definition of Terms

     As used in this Mortgage, the terms set forth below shall have the following meanings:

     "Advances" - All sums, amounts or expenses advanced or paid and all costs incurred by Lender, as provided in this Mortgage or in any other Loan Document, upon failure of Mortgagor to pay or perform any obligation or covenant contained herein or in such other Loan Document.

     "Assignment" - The Assignment of Leases and Rents from Mortgagor to Lender of even date herewith.

     "Bankruptcy Proceeding" - Any proceeding, action, petition or filing under the Federal Bankruptcy Code or any similar state or federal law now or hereafter in effect relating to bankruptcy, reorganization or insolvency, or the arrangement or adjustment of debts.

     "Business Day" - Any day other than a Saturday, Sunday or other day on which national banks in the State are not open for business.

     "Code" - The Uniform Commercial Code of the State.

     "Default Rate" - The per annum interest rate equal to the lesser of (i) the highest rate permitted by applicable law, or (ii) the sum of two percent (2%) plus the Interest Rate (as defined in the Mortgage Notes).

     "Environmental Law" - Any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials.

     "Event of  Default"  - Any one or more of the events  described  in Section
4.01.

     "Hazardous Material" - Any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which is required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products.

     "Lender" - ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, Reliastar Life Insurance Company and Security Life of Denver Insurance Company, the mortgagees identified as such on the Cover Sheet and in the preamble of this Mortgage, and their successors and assigns (including any other holders from time to time of the Note).

     "Losses" - Claims, suits, liabilities (including without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages of whatever kind or nature (including but not limited to reasonable attorneys' fees and other costs of defense).

     "Permitted Encumbrances" - The liens and security interest created by this Mortgage and the other Loan Documents and those exceptions to title set forth in Schedule C-1 through C-4 to this Mortgage.

     "State" - The State of New York.


                                   ARTICLE II
                             Covenants of Mortgagor

     Mortgagor covenants, warrants, represents and agrees with and to Lender as follows:

     Section 2.01. Payment of the Indebtedness. Mortgagor shall punctually pay the Indebtedness at the times and in the manner provided in the Mortgage Note and the other Loan Documents, all in lawful money of the United States of America.

     Section 2.02. Title to the Mortgaged Property.

(a)  Mortgagor  has good and  indefeasible  title  to the  applicable  Mortgaged
     Property, free and clear of liens and encumbrances except Permitted Encumbrances.

(b) Mortgagor has full power and lawful authority to encumber the applicable Mortgaged Property in the manner and form herein set forth.

(c) This Mortgage is and will remain a valid and enforceable lien on and security interest in the Mortgaged Property.

(d) Mortgagor will preserve such title and will forever warrant and defend the same and the validity and priority of the lien hereof to Lender against all claims whatsoever.

     Section 2.03. Maintenance of the Mortgaged Property. Mortgagor shall (or, to the extent that any Lease requires the tenant to assume responsibility therefor, Mortgagor shall use good faith efforts to enforce the provisions of such Lease that require the tenant to) maintain or cause the Mortgaged Property to be maintained in good and safe condition, working order and repair, and comply with all existing and future federal, state and local laws, ordinances, rules and regulations and court orders affecting or that may be interpreted as affecting the Property, including the Americans with Disabilities Act, all
Environmental Laws and all zoning, subdivision, land use, environmental, traffic, fire, building, and occupational safety and health rules, regulations, codes, acts and statutes to which it is subject. Mortgagor shall not, without the prior consent of Lender: (i) change the use of the Mortgaged Property; (ii) cause or permit the use or occupancy of any part of the Mortgaged Property to be discontinued if such discontinuance would violate any zoning or other law, ordinance or regulation; (iii) consent to any zoning reclassification, modification or restriction materially affecting the Mortgaged Property; (iv) threaten, commit or permit any waste, structural or material alteration, demolition or removal of the Mortgaged Property or any portion thereof (provided that the Equipment may be removed if replaced with similar items of equal or greater value);or (v) take any steps whatsoever to convert the Mortgaged Property, or any portion thereof, to a condominium or cooperative form of ownership, if any such action shall result in: (A) a reduction of the fixed rent which the tenant is obligated to pay under the applicable Lease, or (B) a termination of the applicable Lease. Lender acknowledges that a tire shop structure located at 85-01 24th Avenue, East Elmhurst has been damaged and may be demolished and not replaced by the tenant or subtenant under the Lease applicable to such Mortgaged Property.

     Section 2.04. Insurance; Casualty. (a) Mortgagor shall use good faith efforts cause all tenants and subtenants to maintain all insurance required pursuant to the terms of the Leases and shall provide Lender with copies of all insurance certificates and other evidence of insurance received from tenants and subtenants. Lender acknowledges that the tenants and subtenants under the Leases listed in Schedules B-1 through B-4 are permitted to provide self-insurance and are so doing. Mortgagor shall maintain commercially reasonable insurance determined by Mortgagor. The insurance identified on Schedule D is satisfactory to Lender. Lender may notify any and all insurers under casualty and liability insurance policies relating to the Mortgaged Property that Lender has a security interest pursuant to the provisions of this Mortgage in and to such insurance policies and any proceeds thereof, and that any payments under those insurance policies are to be made directly to Lender.

     (b) Mortgagor shall promptly notify Lender in the event of any casualty affecting the Mortgaged Property. Mortgagor shall not adjust, compromise or settle any claim for casualty Proceeds without the prior consent of Lender, which shall not be unreasonably withheld, conditioned or delayed. So long as such casualty does not result in the reduction of the fixed rent that the tenant is obligated to pay under the applicable Lease, (i) Mortgagor shall be entitled to collect, receive and retain any casualty proceeds and (ii) no portion thereof shall be applied to any of the Indebtedness. If, as a result of any casualty, any tenant reduces the fixed rent that it is paying under any Lease, Lender shall have the option, in its sole discretion, to apply and/or to require Mortgagor to apply any Proceeds that Mortgagor is not required to make available to the tenants under the terms of the Leases (less any cost to Lender of recovering and paying out such Proceeds, including reasonable attorneys' fees, costs and expenses) (the "Available Casualty Proceeds") to the payment of the Indebtedness or to allow all or a portion of such Available Casualty Proceeds to be used for the repair, restoration and rebuilding of the Mortgaged Property. In the event that any Available Casualty Proceeds are required by Lender to be used toward payment of the Indebtedness, no Make-Whole Amount (as defined in the Notes) shall be due or payable on such payment. In the event that any such

Available Casualty Proceeds are made available to Mortgagor for repair and restoration of the Mortgaged Property, the parties shall establish a reasonable mechanism for Lender to provide oversight as to the distribution of such Available Casualty Proceeds. In the event that Lender does not require 100% of such Available Casualty Proceeds be applied either toward payment of the Indebtedness and/or toward repair, restoration and rebuilding of the Mortgaged Property, the provisions of Section 4.3 of the Loan Agreement shall govern.

     Section 2.05. Condemnation. Mortgagor shall notify Lender promptly of the actual or threatened commencement of any proceedings for the condemnation or taking of the Mortgaged Property or any portion thereof, and shall deliver to Lender copies of any and all material papers served in connection with such proceedings. Mortgagor shall not adjust, compromise, settle or enter into any agreement with respect to such proceedings without the prior consent of Lender, which shall not be unreasonably withheld, conditioned or delayed. So long as such condemnation, or purchase in lieu thereof, of the Mortgaged Property or any portion thereof, does not result in the reduction of the fixed rent that the tenant is obligated to pay under the applicable Lease, (i) Mortgagor shall be entitled to collect, receive and retain up to $5,000,000 of any Proceeds from such condemnation, or purchase in lieu thereof, that are not otherwise required by the Lease to be made available to the tenant under the Lease or to be applied to the repair or restoration of the Mortgaged Property ("Available Condemnation Proceeds"), and (ii) Lender may, in Lender's sole discretion, apply and/or require Mortgagor to apply any such Available Condemnation Proceeds in excess of $5,000,000 toward the payment of the Indebtedness or to the repair or restoration of the Mortgaged Property. If, as a result of any condemnation, or purchase in lieu thereof, of the Mortgaged Property, or any part thereof, any tenant reduces, or is entitled to reduce, the fixed rent that it is paying under any Lease, (x) Lender shall be entitled to collect and receive the Proceeds from such condemnation or purchase, give proper receipts and acquittances therefor and, in Lender's sole discretion, apply and/or to require Mortgagor to apply the Allocable Portion of any Available Condemnation Proceeds toward the payment of the Indebtedness or to the repair or restoration of the Mortgaged Property and
(y)  Mortgagor  shall be  entitled  to  receive  the  balance  of any  Available
Condemnation Proceeds in excess of such Allocable Portion (less any cost to Lender of recovering and paying out such Proceeds, including reasonable attorneys' fees, costs and expenses allocable to inspecting any repair, restoration or rebuilding work and the plans and specifications therefor). In the event that any Available Condemnation Proceeds are required by Lender to be used toward payment of the Indebtedness, no Make-Whole Amount shall be due and payable on such payment. In the event that any Available Condemnation Proceeds are made available to Mortgagor for repair and restoration of the Mortgaged Property, the parties shall establish a reasonable mechanism for Lender to provide oversight as to the distribution of such Available Condemnation Proceeds. In the event that Lender does not require 100% of any Available Condemnation Proceeds be applied either toward payment of the Indebtedness and/or toward repair, restoration and rebuilding of the Mortgaged Property, the provisions of Section 4.3 of the Loan Agreement shall govern.

     The "Allocable Portion" of any Available Condemnation Proceeds shall be the portion of such Proceeds that is equal to the amount, if any, by which Consolidated Debt (as defined in the Loan Agreement) would be required to be reduced (assuming that prior to such reduction, the aggregate amount of Non-Mortgage Loans outstanding was equal to the full Aggregate Non-Mortgage

Commitment Amount (as such terms are defined in the Loan Agreement)) so that after giving effect to such reduction and to any reduction in the fixed rents payable under any Lease as a result of any condemnation, or purchase in lieu, the Debt Service Coverage Ratio (as defined in the Loan Agreement) for the most recently completed period of four consecutive Fiscal Quarters (calculated on a pro forma basis, assuming both such reduction in such assumed Consolidated Debt and such reduction in fixed rents under any Lease throughout such period) would be the same as the Debt Service Coverage Ratio for such period before such reductions (but assuming that the Aggregate Amount of Non-Mortgage Loans outstanding throughout such period had been equal to the full Aggregate Non-Mortgage Commitment Amount).

     Section 2.06. Impositions. Mortgagor shall (or, to the extent that any Lease requires the tenant to assume responsibility therefor, Mortgagor shall use good faith efforts to enforce the provisions of such Lease that require the tenant to) pay or cause to be paid before any fine, penalty, interest or cost may be added thereto, and shall not enter into any agreement which may materially and negatively impact the interests of the Lender to defer, any taxes, or payments in lieu of taxes of every kind and nature, sewer, rents, charges for water, for setting or repairing meters and for all other utilities serving the Mortgaged Property, and assessments, levies, inspection and license fees and all other charges imposed or assessed against the Mortgaged Property or any portion thereof. Mortgagor shall not suffer or permit the joint assessment of the Mortgaged Property with any other real or personal property owned by Mortgagor. Mortgagor shall (or, to the extent that any Lease requires the tenant to assume responsibility therefor, Mortgagor shall use good faith efforts to enforce the provisions of such Lease that require the tenant to) pay when due all claims and demands of mechanics, materialmen, laborers and others that, if unpaid, might result in a lien on the Mortgaged Property; however, Mortgagor may contest the validity of such claims and demands under commercially reasonable standards.

     Section 2.07. Payment of Liens. Mortgagor shall (or, to the extent that any Lease requires the tenant to assume responsibility therefor, Mortgagor shall use good faith efforts to enforce the provisions of such Lease that require the tenant to) pay or cause to be paid when due all payments and charges due under or in connection with any liens and encumbrances on and security interests in the Mortgaged Property or any portion thereof, all rents and charges under any ground leases and other leases forming a part of the Mortgaged Property, and (subject to Section 2.06) all claims and demands of mechanics, materialmen, laborers and others that, if unpaid, might result in or permit the creation of a lien on the Mortgaged Property or any portion thereof, and shall cause the prompt (but in no event later than 30 days after imposition), full and unconditional discharge of all liens imposed on or against the Mortgaged Property or any portion thereof. If Mortgagor fails to make or cause to be made any such payment or if a lien attaches to the Mortgaged Property or any portion thereof, Lender may (but shall not be obligated to) make such payment or discharge such lien and Mortgagor shall reimburse Lender on demand for all such Advances.

     Section 2.08. Costs of Defending and Upholding the Lien. Lender may, after notice to Mortgagor and failure to appear or defend by Mortgagor for an unreasonable period of time, (a) appear in and defend any action or proceeding, in the name and on behalf of either Lender or Mortgagor, in which Lender is named or which Lender in its sole discretion determines may adversely affect the Mortgaged Property, this Mortgage, the lien hereof or any other Loan Document;

and (b) institute any action or proceeding which Lender in its sole discretion determines should be instituted to protect its interest in the Mortgaged Property or its rights under this Mortgage or any other Loan Document including, without limitation, foreclosure proceedings. Mortgagor agrees to bear and shall pay or reimburse Lender on demand for all Advances and expenses (including reasonable attorneys' fees) relating to or incurred by Lender in connection with any such action or proceeding.

     Section 2.09. Costs of Enforcement. Mortgagor agrees to bear and shall pay or reimburse Lender on demand for all Advances and expenses (including reasonable attorneys' and appraisers' fees and the expenses and reasonable fees of any receiver or similar official) of or incidental to the collection of the Indebtedness, any foreclosure of this Mortgage or any other Loan Document, any enforcement, compromise or settlement of this Mortgage, any other Loan Document or the Indebtedness, or any defense or assertion of the rights or claims of Lender in respect of any thereof, by litigation or otherwise.

     Section 2.10. Interest on Advances and Expenses. All Advances made at any time by Lender pursuant to the provisions of this Mortgage or the other Loan Documents or under applicable law shall be secured by this Mortgage as part of the Indebtedness, with equal rank and priority. All such Advances shall bear interest at the Default Rate from the date that each such Advance is made to the date of repayment and all Advances with interest thereon shall be payable to Lender on demand.

     Section 2.11. Indemnification. Except arising from acts or omissions attributable to Lender, Mortgagor shall indemnify and hold Lender harmless from and against and reimburse Lender for all Losses which may be imposed upon, asserted against, or incurred or paid by Lender (a) by reason of, on account of or in connection with any act or occurrence relating to the Mortgaged Property or any bodily injury, death, other personal injury or property damage occurring in or upon the Premises from any cause whatsoever, (b) as a result of the failure of Borrower to perform any of its obligations under any of the Loan Documents beyond applicable cure and grace periods, or (c) on account of any transaction otherwise arising out of or in any way connected with the Mortgaged Property, this Mortgage or the Indebtedness.

     Section 2.12. Prohibition Against Conveyances and Encumbrances. Except for the Leases or as expressly permitted by the Loan Agreement or other Loan Documents, Mortgagor shall not, without the prior written consent of Lender, (i) directly or indirectly sell, transfer, convey, mortgage, pledge or assign any interest in the Mortgaged Property or any part thereof (including any membership, partnership or any other ownership interest in Assignor, any general partner of Mortgagor or any general partner of any such general partner of Mortgagor); (ii) other than this Mortgage, the Assignment and the Permitted Encumbrances, encumber, alienate, grant a lien or grant any other interest in the Mortgaged Property or any part thereof (including any membership, partnership or other ownership interest in Assignor), whether voluntarily or involuntarily; or (iii) enter into any easement or other agreement granting rights in or restricting the use or development of the Mortgaged Property.

     Section 2.13. Estoppel Certificates. Within 10 Business Days of a request by Lender, Borrower shall furnish to Lender a duly acknowledged written statement confirming the amount of the outstanding Indebtedness and maturity date of the Mortgage Notes, the date to which interest has been paid, and whether to Borrower's knowledge and belief, any offsets or defenses exist against the Indebtedness. If any such offsets or defenses are alleged to exist, the nature thereof shall be set forth in detail. Borrower shall also use good faith efforts to furnish to Lender within 30 days of its request therefor tenant estoppel letters from such tenants of the Premises as Lender may require, but such requests shall not be made more often than once in a calendar year period.

     Section    2.14.    Assignment    of   Leases    and    Property    Income.

(a) Assignment. Mortgagor acknowledges and confirms that it has executed and delivered to Lender the ---------- Assignment, intending that such instrument create a present, absolute assignment to Lender of the Leases and the Property Income. Without limiting the intended benefits or the remedies provided under the Assignment , Mortgagor hereby assigns to Lender, as further security for the Indebtedness, the Leases and the Property Income. Upon the occurrence of an Event of Default, Lender shall be entitled to exercise any or all of the remedies provided in the Assignment and in Section 4.02 hereof, including, ------------ without limitation, the right to have a receiver appointed. If any conflict or inconsistency exists between the assignment of the Property Income and the Leases in this Mortgage and the absolute assignment of the Property Income and the Leases in the Assignment, the terms of the Assignment shall control.

(b) No Merger of Estates. So long as any part of the Indebtedness secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Mortgagor, Lender, any lessee or any third party by purchase or otherwise.

     Section 2.15. Environmental Matters.

(a) Mortgagor shall not, and shall use good faith efforts to not allow any tenant to, install, use, generate, manufacture, refine, transport, store, handle, dispose, transfer, produce or process on, under or about the Premises, any Hazardous Materials, except in compliance with applicable Environmental Laws.

(b) Mortgagor shall keep and maintain, and shall use good faith efforts to cause all tenants to keep and maintain, the Premises in compliance with, and shall not cause or permit the Premises to be in violation of, applicable Environmental Laws.

(c) Mortgagor shall promptly provide notice to Lender of, and copies of all relevant materials related to :

     (i) any proceeding, investigation or inquiry commenced by any governmental authority with respect to the presence of any Hazardous Material on, under or about the Premises or the migration of any Hazardous Material to or from adjoining property;

     (ii) all claims made or threatened by any person or entity against Mortgagor, any other party occupying the Premises or any portion thereof, or the Premises, relating to any loss or injury allegedly resulting from any Hazardous Material; and

     (iii) the discovery of any occurrence or condition on the Premises or on any real property adjoining or in the vicinity of the Premises, of which Mortgagor becomes aware, which might cause the Premises or any portion thereof to be in violation of any Environmental Law or subject to any restriction on ownership, occupancy, transferability or use under any Environmental Law (collectively, an "Environmental Violation").

(d) Remedial Work. If any investigation, site monitoring, containment, cleanup, removal, restoration or other remediation of any kind or nature (collectively, the "Remedial Work") is required under any applicable
     Environmental Law, Mortgagor shall promptly commence and diligently prosecute to completion all such Remedial Work, provided that, to the extent that any tenant under any of the Leases is responsible for any such matters, Mortgagor shall be deemed to be in compliance with this provision so long as Mortgagor is using good faith efforts to enforce the applicable provisions of the Leases .


                                   ARTICLE III
                               Security Agreement

     Section 3.01. Security Interest. This Mortgage constitutes a "Security Agreement" on personal property within the meaning of the Code and other applicable law. To this end, Mortgagor, as further security for the payment of the Indebtedness and in addition to all the rights and remedies otherwise available to Lender under this Mortgage and the other Loan Documents, grants to Lender a security interest, under the Code, in and to the Mortgaged Property and all proceeds thereof. Upon the occurrence of an Event of Default, Lender shall have, in addition to all the other rights and remedies allowed by applicable law, the rights and remedies of a secured party under the Code as in effect at that time. Mortgagor further agrees that the security interest created hereby also secures all expenses of Lender (including reasonable expenses for legal services of every kind, and cost of any insurance, and payment of taxes or other charges) incurred in or incidental to, the custody, care, sale or collection of, or realization upon, any of the property secured hereby or in any way relating to the enforcement or protection of the rights of Lender hereunder. The Mortgagor's organization numbers are ___________, __________, _______, and
___________.

     Section 3.02. Financing Statements. Mortgagor shall execute and/or deliver to Lender such financing statements and further assurances as Lender may, from time to time, consider reasonably necessary to create, perfect and preserve Lender's security interest hereunder, and Lender may prepare any financing statements and cause such financing statements to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Each Mortgagor is organized under the laws of the State and Mortgagor's chief executive office is in the State at the address set forth in the first paragraph of this Mortgage.

     Section 3.03. Fixture Filing. This Mortgage shall also constitute a "fixture filing" for the purposes of the Code against all of the Mortgaged Property which is or is to become fixtures.


                                   ARTICLE IV
                              Default and Remedies

     Section 4.01. Events of Default. Each of the following shall constitute an Event of Default hereunder:

(a)  an Event of Default should occur under any of the Mortgage Notes;

(b) default in the due observance or performance of any term, covenant or condition contained in Section 2.12 of this Mortgage;

(c) default in the due observance or perfomance of any other term, covenant or condition contained in this Mortgage and such default is not remedied within 30 days after the earlier of Mortgagor (x) obtaining actual knowledge of such default and (y) receiving written notice of such default from Lender; or

(c)  an Event of Default should occur under the Loan Agreement.

     Section 4.02. Remedies. Upon the occurrence of an Event of Default, Lender may, at Lender's election, exercise any or all of the following rights, remedies and recourses:

(a) Acceleration. Declare the Indebtedness to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Mortgagor), whereupon the same shall become immediately due and payable.

(b) Entry on Mortgaged Property. Enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto, subject to any rights of tenants. If Mortgagor remains in possession of the Mortgaged Property after the occurrence of an Event of Default and prior to the acceptance by Lender of a cure thereof and without Lender's prior written consent, Lender may invoke any legal remedies to dispossess Mortgagor.

(c) Operation of Mortgaged Property. Subject to any rights of tenants, hold, lease, develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Lender may in its sole discretion determine (including without limitation, making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Lender deems necessary or desirable), and apply all Property Income and other amounts collected by Lender in connection therewith in such manner and at such times as Lender shall determine in its discretion to the payment of the Indebtedness and the interest thereon and/or to the payment of any other sums required to be paid by Mortgagor hereunder or under any other Loan Document.

     (d) Foreclosure and Sale. Institute proceedings for the complete foreclosure of this Mortgage, in which case the Mortgaged Property may be sold for cash or credit in one or more parcels. With respect to any notices required or permitted under the Code, Mortgagor agrees that ten (10)
     Business Days' prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against all other persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor. Lender may be a purchaser at such sale and if Lender is the highest bidder, may credit the portion of the purchase price that would be distributed to Lender against the Indebtedness in lieu of paying cash.

     (e) Receiver. Make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Mortgagor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, the appointment of a receiver of the Mortgaged Property, and Mortgagor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Property Income in such manner and at such times as Lender shall determine in its discretion to the payment of the Indebtedness and the interest thereon and/or to the payment of any other sums required to be paid by Mortgagor hereunder or under any other Loan Document.

     (f) Code. Exercise any and all rights and remedies granted to a secured party upon default under the Code, including, without limiting the generality of the foregoing: (i) the right to take possession of any personalty or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of such personalty, and (ii) request Lender at its expense to assemble the personalty and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the personalty sent to Mortgagor in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall constitute commercially reasonable notice to Mortgagor;

     (g) Other. Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity (including an action for specific performance of any covenant contained in the Loan Documents, or a judgment on the Notes either before, during or after any proceeding to enforce this Mortgage).

     Section 4.03. Separate Sales. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Lender in its sole discretion, may elect; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

     Section 4.04. Remedies Cumulative, Concurrent and Nonexclusive. Lender shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the Code), which rights (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Mortgagor or others obligated under the Notes and the other Loan Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Lender, (c) may be exercised as often as occasion therefore shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Lender in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

     Section 4.05. Release of and Resort to Collateral. Lender may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Loan Documents or their stature as a first and prior lien and security interest in and to the Mortgaged Property. For payment of the Indebtedness, Lender may resort to any other security in such order and manner as Lender may elect.

     Section 4.06. Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Mortgagor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment, (b) except as otherwise expressly provided in the Loan Documents, all notices of any Event of Default or of Lender's election to exercise or its actual exercise of any right, remedy or recourse provided for under the Loan Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

     Section 4.07. Discontinuance of Proceedings. If Lender shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Lender shall have the unqualified right to do so and, in such an event, Mortgagor and the Lender shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Lender thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

     Section 4.08. Occupancy After Foreclosure. The purchaser at any foreclosure sale pursuant to Section 4.02 shall become the legal owner of the Mortgaged Property.

     Section 4.09. Additional Advances and Disbursements; Costs of Enforcement.

(a) If any Event of Default exists, Lender shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Mortgagor. All sums advanced and expenses incurred at any time by Lender under this Section 4.09 and/or such other provisions of the Loan Documents which provide that Lender is entitled to be reimbursed therefore by Mortgagor shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the Default Rate and all such sums, together with interest thereon, shall be secured by this Mortgage.

(b) Mortgagor shall pay all expenses (including reasonable attorneys' fees and expenses) of or incidental to the perfection and enforcement of this Mortgage and the other Loan Documents, or the enforcement, compromise or settlement of the Indebtedness or any claim under this Mortgage and the other Loan Documents, and for the curing thereof, or for defending or asserting the rights and claims of Lender in respect thereof, by litigation or otherwise.

     Section 4.10. No Mortgagee in Possession. Neither the enforcement of any of the remedies under this Article 4, the assignment of the Property Income and Leases under Article 2.15, the security interests under Article 3, nor any other remedies afforded to Lender under the Loan Documents, at law or in equity shall cause Lender to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Lender to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

     Section 4.11. Actions and Proceedings. Upon prior notice to Borrower, Lender shall have the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Lender, in its reasonable discretion, decide should be brought to protect its interest in the Mortgaged Property.

                                    ARTICLE V
                                  Miscellaneous

     Section 5.01. Notices.

(a) All notices and communications provided for hereunder shall be in writing and sent by (i) telecopy if the sender on the same day sends a confirming copy of such notice by recognized overnight delivery service (charges prepaid), (ii) certified or registered mail with return receipt requested (postage prepaid), or (ii) recognized overnight delivery service (with charges prepaid), addressed in all cases to any party hereto at its address as stated on the Cover Sheet of this Mortgage, or at such other address and person as shall be designated from time to time by Lender or Mortgagor, as the case may be, in a written notice to the other party in the manner provided for in this Section 5.01.

(b) Mortgagor shall notify Lender promptly of the occurrence of any of the following: (i) receipt of material notice from any governmental authority relating to the Mortgaged Property; (ii) any material change in the occupancy of the Mortgaged Property; (iii) receipt of any notice from the holder of any other lien or security interest in the Mortgaged Property; or
     (iv) commencement of any material judicial or administrative proceedings by, against or otherwise affecting Mortgagor or any guarantor, the Mortgaged Property, or any entity controlling, controlled by or under common control with Mortgagor or any guarantor, or any other action by any creditor thereof as a result of any default under the terms of any loan.

     Section 5.02. Binding Obligations; Joint and Several. The provisions and covenants of this Mortgage shall run with the land, shall be binding upon Mortgagor, its successors and assigns, and shall inure to the benefit of Lender, its successors and assigns. If there is more than one Mortgagor, all their obligations and undertakings hereunder are and shall be joint and several.

     Section 5.03. Captions. The captions of the sections and subsections of this Mortgage are for convenience only and are not intended to be a part of this Mortgage and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

     Section 5.04. Further Assurances. Mortgagor shall do, execute, acknowledge and deliver, at its sole cost and expense, such further acts, instruments or documentation, including additional title insurance policies or endorsements, as Lender may reasonably require from time to time to better assure, transfer and confirm unto Lender the rights now or hereafter intended to be granted to Lender under this Mortgage or any other Loan Document.

     Section 5.05. Severability. If any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     Section 5.06. Mortgagor's Obligations Absolute. All sums payable by Mortgagor hereunder shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Mortgagor hereunder shall in no way be released, discharged, or otherwise affected (except as expressly provided herein) by reason of: (a) except as otherwise provided in this Mortgage, any damage to or destruction of or any condemnation or similar taking of the Mortgaged Property or any portion thereof; (b) any restriction or prevention of or interference with any use of the Mortgaged Property or any portion thereof; (c) any title defect or encumbrance or any eviction from the Premises or any portion thereof by title paramount or otherwise; (d) any Bankruptcy Proceeding relating to Mortgagor, any general partner of Mortgagor, or any guarantor or indemnitor, or any action taken with respect to this Mortgage or any other Loan Document by any trustee or receiver of Mortgagor or any such general partner, guarantor or indemnitor, or by any court, in any such proceeding; (e) any claim which Mortgagor has or might have against Lender; (f) any default or failure on the part of Lender to perform or comply with any of the terms hereof or of any other agreement with Mortgagor; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Mortgagor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Mortgagor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Mortgagor.

     Section 5.07. Amendments. This Mortgage cannot be altered, amended, modified or discharged orally and no executory agreement shall be effective to modify or discharge it in whole or in part, unless in writing and signed by the party against which enforcement is sought.

     Section 5.08. Other Loan Documents and Schedules. All of the agreements, conditions, covenants, provisions and stipulations contained in the Notes and the other Loan Documents, and each of them, which are to be kept and performed by Mortgagor are hereby made a part of this Mortgage to the same extent and with the same force and effect as if they were fully set forth in this Mortgage, and Mortgagor shall keep and perform the same, or cause them to be kept and performed, strictly in accordance with their respective terms. The Cover Sheet and each schedule and rider attached to this Mortgage are integral parts of this Mortgage and are incorporated herein by this reference. In the event of any conflict between the provisions of any such schedule or rider and the remainder of this Mortgage, the provisions of such schedule or rider shall prevail.

     Section 5.09. Legal Construction.

(a) The enforcement of this Mortgage shall be governed by, and construed and interpreted in accordance with, the laws of the State.

(b) All terms contained herein shall be construed, whenever the context of this Mortgage so requires, so that the singular number shall include the plural, and the plural the singular, and the use of any gender shall include all genders.

   (c) The terms "include" and "including" as used in this Mortgage shall be construed as if followed by the phrase "without limitation".

(d) Any provision of this Mortgage permitting the recovery of attorneys' fees and costs shall be deemed to include such reasonable fees and costs incurred in all appellate proceedings.

     Section 5.10. Merger. So long as any Indebtedness shall remain unpaid, fee title to and any other estate in the Mortgaged Property shall not merge, but shall be kept separate and distinct, notwithstanding the union of such estates in any person or entity.

     Section 5.11. Time of the Essence. Time shall be of the essence in the performance of all obligations of Mortgagor under this Mortgage.

     Section 5.12. Transfer of Loan. Lender, in the management of its investments or for any other reason, may, at any time, sell, transfer or assign the Mortgage Notes, the Mortgage and the other Loan Documents and the servicing rights with respect thereto or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in the Note, Mortgage and other Loan Documents (collectively, a "Transfer"). As part of a Transfer, Lender may forward to each transferee, assignee, servicer, participant or investor all documents and information which Lender now has or may hereafter acquire relating to the Indebtedness, the Loan Documents and the

Mortgaged Property. Mortgagor agrees to cooperate with Lender in connection with a Transfer including, without limitation, the delivery of any estoppel certificates required hereunder and such other documents as may be reasonably be requested by Lender.

     Section 5.13. Defeasance. If all of the Indebtedness is paid in full in accordance with the Notes and the other Loan Documents and all of the covenants, warranties, conditions, undertakings and agreements made in this Mortgage and the other Loan Documents are fully kept and performed, then in that event only all rights of Lender under this Mortgage and the other Loan Documents shall terminate and the Mortgaged Property shall become wholly clear of the liens, grants, security interests, conveyances and assignments evidenced hereby and thereby, and Lender shall release or cause to be released such liens, grants, assignments, conveyances and security interests in due form at Borrower's cost (to the extent permitted by the law of the State), and this Mortgage shall be void; provided, however, that no provision of this Mortgage or any other Loan Document which, by its own terms, is intended to survive such payment, performance, and release (nor the rights of Lender under any such provision) shall be affected in any manner thereby and such provision shall, in fact, survive. To the extent permitted by law, such an instrument may describe the grantee or releasee as "the person or persons legally entitled thereto" and Lender shall not have any duty to determine the rights of persons claiming to be rightful grantees or releasees of any of the Mortgaged Property. When this Mortgage has been fully released or discharged by Lender, the release or discharge hereof shall operate as a release and discharge of the Assignment and as a reassignment of all future Leases and Property Income with respect to the Mortgaged Property to the person or persons legally entitled thereto, unless such release expressly provides to the contrary. At Mortgagor's request, Lender will assign this Mortgage to Mortgagor's designee upon payment of the Indebtedness.

     Section 5.14. Commercial Property. Mortgagor represents that this Mortgage does not encumber real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having its own separate cooking facilities.

     Section 5.15. Maximum Principal Indebtedness. Notwithstanding anything contained herein to the contrary, the maximum amount of indebtedness secured by this Mortgage at execution or which under any contingency may become secured hereby at any time hereafter is (a) the principal sum of ONE MILLION AND 00/100 DOLLARS ($1,000,000.00) plus interest thereon (at such rates as provided for in the Note or herein, as applicable), plus (b) amounts expended by Lender in accordance with the terms of this Mortgage after a default, to maintain the lien of this Mortgage or to protect the property secured by this Mortgage, including, without limitation, amounts in respect of insurance premiums, real estate taxes, litigation expenses to prosecute or defend the rights, remedies and lien of this Mortgage or title to the property secured hereby, and any costs, charges or amounts to which Lender becomes subrogated upon payment, whether under recognized principles of law or equity or under express statutory authority, together with interest on all the foregoing amounts at such rates as provided for in the Notes or herein, as applicable.

     Section 5.16. Insurance Proceeds. In the event of any conflict, inconsistency or ambiguity between the provisions of this Mortgage and the provisions of subsection 4 of Section 254 of the Real Property Law of New York covering the insurance of buildings against loss by fire, the provisions of this Mortgage shall control.

     Section 5.17. Trust Fund. Pursuant to Section 13 of the lien law of New York, Mortgagor shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply such advances first to the payment of the cost of any such improvement on the Property before using any part of the total of the same for any other purpose.

     Section 5.18. Section 291-f Agreement. This Mortgage is intended to be, and shall operate as, the agreement described in Section 291-f of the Real Property Law of the State of New York and shall be entitled to the benefits afforded thereby.

     Section 5.19 Section 254 of the Real Property Law. All covenants hereof shall be construed as affording Lender rights additional to, and not exclusive of, the rights conferred under the provisions of Section 254 of the Real Property law of the State.

                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Mortgage has been duly executed and delivered as of the day and year first above written.

WITNESSES                                 MORTGAGOR


__________________________________        165-25 147TH AVENUE, LLC


__________________________________        By:_______________________________
                                             Name
                                             Title

__________________________________        49-19 ROCKAWAY BEACH BOULEVARD, LLC


__________________________________        By:_______________________________
                                             Name
                                             Title


__________________________________        85-01 24TH AVENUE, LLC


__________________________________        By:_______________________________
                                             Name
                                             Title


__________________________________        114-15 GUY BREWER BOULEVARD, LLC


__________________________________        By:_______________________________
                                             Name
                                             Title

State of New York :
                  : ss:
County of         :

On the ___ day of June in the year 2007 , before me, the undersigned, personally appeared

     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                        ________________________________________________________
                        Signature and office of individual taking acknowledgment



State of New York :
                  : ss:
County of         :

On the ___ day of June in the year 2007 , before me, the undersigned, personally appeared

     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                        ________________________________________________________
                        Signature and office of individual taking acknowledgment

State of New York :
                  : ss:
County of         :

On the ___ day of June in the year 2007 , before me, the undersigned, personally appeared

     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                        ________________________________________________________
                        Signature and office of individual taking acknowledgment

State of New York :
                  : ss:
County of         :

On the ___ day of June in the year 2007 , before me, the undersigned, personally appeared

     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.



            Signature and office of individual taking acknowledgment

                                  SCHEDULE A-1

                               DESCRIPTION OF LAND

                                  SCHEDULE A-2

                               DESCRIPTION OF LAND

                                  SCHEDULE A-3

                               DESCRIPTION OF LAND

                                  SCHEDULE A-4

                               DESCRIPTION OF LAND

                                  SCHEDULE B-1

                              DESCRIPTION OF LEASE

                                  SCHEDULE B-2

                              DESCRIPTION OF LEASE

                                  SCHEDULE B-3

                              DESCRIPTION OF LEASE

                                  SCHEDULE B-4

                              DESCRIPTION OF LEASE

                                  SCHEDULE C-1

                             PERMITTED ENCUMBRANCES

                                  SCHEDULE C-2

                             PERMITTED ENCUMBRANCES

                                  SCHEDULE C-3

                             PERMITTED ENCUMBRANCES

                                  SCHEDULE C-4

                             PERMITTED ENCUMBRANCES



                                   SCHEDULE D

                                   INSURANCE



        COVERAGE               AMOUNTS OR LIMITS         COMPANY         POLICY NUMBER            EFFECTIVE MO.         EXPIRES
                                                                                                  DAY YR                DAY YR.

--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------
1. PACKAGE                                             Travelers        Y6601533C949TIL06          12/31/2006        12/31/2007
--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------

--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------
GENERAL
LIABILITY
SECTION
--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------
Each Occurrence                  $1,000,000
--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------
General Aggregate
Per Location                     $2,000,000
--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------
Products/Comp.
Ops Aggregate                    $1,000,000
--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------
Premises Damage
Liability                        $100,000
--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------
Medical Payments                 $10,000
--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------

--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------
EMPLOYEE BENEFITS
LIABILITY SECTION
--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------
Aggregate Limit
of Liability                     $1,000,000
--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------
Each Claim                       $1,000,000
--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------
Deductible -
Each Claim                       None
--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------

--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------
CRIME SECTION
--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------
Employee
Dishonesty                       $100,000
--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------
Computer Fraud                   $100,000
--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------
Theft D&D Premises               $20,000
--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------
Theft, D&D
Messenger-Outside                $10,000
--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------
Deductible - Per
Occurrence                       $5,000
--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------

--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------
INLAND MARINE
SECTION
--------------------------- ---------------------- ------------------ -------------------------- ------------------ ----------------
Data Processing
Equipment                        $21,000
-------------------------- ---------------------- ------------------ -------------------------- ------------------ -----------------
Deductible                       $1,000
-------------------------- ---------------------- ------------------ -------------------------- ------------------ -----------------

-------------------------- ---------------------- ------------------ -------------------------- ------------------ -----------------
2. EXCESS LIABILITY
INSURANCE                                            Travelers           YFSEX3718C988TIL06            12/31/2006       12/31/2007
-------------------------- ---------------------- ------------------ -------------------------- ------------------ -----------------
Per Occurrence                   $25,000,000
-------------------------- ---------------------- ------------------ -------------------------- ------------------ -----------------
Aggregate                        $25,000,000
-------------------------- ---------------------- ------------------ -------------------------- ------------------ -----------------

-------------------------- ---------------------- ------------------ -------------------------- ------------------ -----------------
3. STORAGE TANK
POLLUTION LIABILITY                                  American            ST1955273                      7/26/2006      7/26/2007
                                                     International
                                                     Specialty Lines
-------------------------- ---------------------- ------------------ -------------------------- ------------------ -----------------
Form - Claims Made
Coverage
-------------------------- ---------------------- ------------------ -------------------------- ------------------ -----------------
Sudden & Gradual
Pollution
-------------------------- ---------------------- ------------------ -------------------------- ------------------ -----------------
Limits of
Liability
-------------------------- ---------------------- ------------------ -------------------------- ------------------ -----------------
Each Incident                    $1,000,000
-------------------------- ---------------------- ------------------ -------------------------- ------------------ -----------------
Aggregate                        $4,000,000
-------------------------- ---------------------- ------------------ -------------------------- ------------------ -----------------
Deductible                       $25,000 ea.
                                  Accident
-------------------------- ---------------------- ------------------ -------------------------- ------------------ -----------------
Certified Acts
of Terrorism
Coverage
-------------------------- ---------------------- ------------------ -------------------------- ------------------ -----------------

-------------------------- ---------------------- ------------------ -------------------------- ------------------ -----------------
Location Schedule
(Applies to the
three policies
listed above)
-------------------------- ---------------------- ------------------ -------------------------- ------------------------- ----------
1. 165-25 147th Avenue,
   Jamaica, NY
-------------------------- ---------------------- ------------------ -------------------------- ------------------------- ----------
2. 49-19 Rockaway Beach
   Blvd., Avenue, NY
-------------------------- ---------------------- ------------------ -------------------------- ------------------------- ----------
3. 85-01 24th Avenue,
   East Elmhurst, NY
-------------------------- ---------------------- ------------------ -------------------------- ------------------------- ----------
4. 114-15 Guy Brewer
   Blvd., Queens, NY
-------------------------- ---------------------- ------------------ -------------------------- ------------------------- ----------
